UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2010
DUSA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	001-31533 (Commission File Number)	22-3103129 (IRS Employer Identification Number)
25 Upton Drive
Wilmington, Massachusetts 01887
(Address of principal executive offices, including ZIP code)
(978) 657-7500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement.
On May 13, 2010, DUSA Pharmaceuticals, Inc.® (the “Company”), entered into an agreement (the “Agreement”) with SRB Management, L.P., SRB Greenway Opportunity Fund, (QP), L.P., SRB Greenway Opportunity Fund, L.P., BC Advisors, LLC, Steven R. Becker and Matthew A. Drapkin (collectively, “SRB”) to avoid a proxy contest for the election of directors at the Company’s 2010 Annual Meeting of Shareholders (“2010 Annual Meeting”). A press release announcing the date of and the slate of nominees for election at the 2010 Annual Meeting is attached as Exhibit 99.1 to this Form 8-K filing and is incorporated herein by reference.
Under the Agreement, SRB will withdraw its letter to the Secretary of the Company dated February 26, 2010 in which it stated its intention to nominate four (4) directors, (consisting of three (3) new directors and one (1) current director) and to support four (4) other current directors for election to the Board at the 2010 Annual Meeting. The Agreement memorializes the Company’s agreement to nominate for election to the Board at the 2010 Annual Meeting David M. Wurzer (“Wurzer”) who was one of SRB’s proposed nominees. In addition, the Company has agreed to nominate seven (7) additional persons for election at the 2010 Annual Meeting, namely, Jay M. Haft, Esq., Chairman, Alfred Altomari (“Altomari”), David M. Bartash, Alexander W. Casdin (“Casdin”), Robert F. Doman, Paul Hondros and Magnus Moliteus. The Agreement also provides that (i) Altomari, Casdin and Wurzer will be included in the Company’s slate of nominees for election to the Board at the Company’s 2011 Annual Meeting of Shareholders (the “2011 Annual Meeting”), (ii) to appoint Wurzer to both the Audit Committee and the Compensation Committee of the Board, (iii) to appoint Altomari to both the Compensation Committee and the Nominating and Corporate Governance Committee of the Board and (iv) to appoint Casdin to both the Compensation Committee and the Nominating and Corporate Governance Committee of the Board. Furthermore, the Agreement obligates SRB to vote or cause to be voted the shares of common stock beneficially owned by SRB, as of the record date for the 2010 Annual Meeting and the 2011 Annual Meeting, in favor of all of the Company’s nominees for director at the 2010 Annual Meeting and the 2011 Annual Meeting, respectively, and to abide by certain standstill provisions until the second anniversary of the Agreement.
The full text of the Agreement is attached as Exhibit 10.1 to this Form 8-K filing and is incorporated herein by reference. The foregoing is a brief description of the terms of the Agreement and is qualified in its entirety by reference to Exhibit 10.1.
Except for historical information, this report, including the exhibits, contains certain forward-looking statements that represent our current expectations and beliefs concerning future events, and involve certain known and unknown risk and uncertainties. These forward-looking statements relate to intentions regarding nominees and certain committee assignments and certain obligations under the Agreement. These forward-looking statements are further qualified by important factors that could cause actual results to differ materially from future results, performance or achievements expressed or implied by those in the forward-looking statements made in this release. These factors include, without limitation, action of third parties and other risks and uncertainties identified in DUSA’s Form 10-K for the year ended December 31, 2009 and other SEC filings from time to time.

Item 9.01.	Financial Statement and Exhibits.

Item No.	Description
10.1	Agreement, dated May 13, 2010
99.1	Press Release, dated May 13, 2010
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUSA PHARMACEUTICALS, INC.
Dated: May 13, 2010	By:	/s/ Robert F. Doman
Robert F. Doman,
President and Chief Executive Officer

EXHIBIT INDEX

Item No.	Description
10.1	Agreement, dated May 13, 2010
99.1	Press Release, dated May 13, 2010